UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 4, 2021

Date of Report (date of earliest event reported)

GigCapital2, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38924	83-3838045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Road, Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one Right and one Warrant	GIX.U	New York Stock Exchange
Common Stock, par value $0.0001 per share	GIX	New York Stock Exchange
Rights to purchase one-twentieth of one share of Common Stock	GIX.RT	New York Stock Exchange
Warrants to purchase one share of Common Stock	GIX.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 4, 2021, GigCapital2, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, of the 19,812,315 shares of common stock outstanding and entitled to vote, 13,788,662 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of stockholders at the Special Meeting are as follows:

Proposal No. 1—The UpHealth Business Combination Proposal: The stockholders approved and adopted the Business Combination Agreement, dated as of November 20, 2020 (as it may be amended and/or restated from time to time) by and among the Company, its wholly owned subsidiary, UpHealth Merger Sub, Inc. (“UpHealth Merger Sub”), and UpHealth Holdings, Inc. (“UpHealth”), and approved the transactions contemplated thereby (the “UpHealth Business Combination”), including the merger of UpHealth Merger Sub with and into UpHealth, with UpHealth surviving the merger, and the issuance of shares of the Company’s common stock to UpHealth equity holders as merger consideration, by the votes set forth in the table below:

For	Against	Abstained
13,016,436	772,021	205

Proposal No. 2—The Cloudbreak Business Combination Proposal: The stockholders approved and adopted the Business Combination Agreement, dated as of November 20, 2020, by and among the Company, its wholly owned subsidiary, Cloudbreak Health Merger Sub, LLC (“Cloudbreak Merger Sub”), and Cloudbreak Health, LLC (“Cloudbreak”), and approved the transactions contemplated thereby (the “Cloudbreak Business Combination”), including the merger of Cloudbreak Merger Sub with and into Cloudbreak, with Cloudbreak surviving the merger, and the issuance of shares of the Company’s common stock to Cloudbreak equity holders as merger consideration, by the votes set forth in the table below:

For	Against	Abstained
13,014,807	771,976	1,879

Proposal No. 3—The NYSE Stock Issuance Proposal: The stockholders approved, for purposes of complying with applicable listing rules of the New York Stock Exchange, the issuance of more than 20% of the Company’s outstanding common stock in connection with the UpHealth Business Combination and Cloudbreak Business Combination, and the transactions contemplated by the PIPE Subscription Agreement and the Convertible Note Subscription Agreements, including up to 110,000,000 shares of the Company’s common stock to the UpHealth and Cloudbreak equity holders, 3,000,000 shares of the Company’s common stock to the PIPE Investor, and 22,173,913 shares of the Company’s common stock upon conversion of convertible notes issued to certain investors, by the votes set forth in the table below:

For	Against	Abstained
13,542,793	243,867	2,002

Proposal No. 4—Classification of the Board of Directors Proposal: The stockholders approved and adopted the classification of the Company’s board of directors into three classes of directors with staggered terms of office and to make certain related changes, by the votes set forth in the table below

For	Against	Abstained
12,991,560	792,553	4,549

Proposal No. 5—Approval of Additional Amendments to Current Amended and Restated Certificate of Incorporation in Connection with the Business Combinations Proposals: The stockholders approved and adopted certain additional changes, including but not limited to changing the post-combination company’s corporate name from “GigCapital2, Inc.” to “UpHealth, Inc.” and eliminating certain provisions specific to the Company’s status as a blank check company, by the votes set forth in the table below:

For	Against	Abstained
13,548,872	236,084	3,706

Proposal No. 6 – Amendment to Exclusive Forum Proposal: The stockholders approved the adoption of amendments to the existing exclusive forum provisions of the current Certificate of Incorporation of GigCapital2, Inc. to provide that the federal district courts of the United States will be the sole and exclusive forum for the resolution of claims arising under the Securities Act of 1933, as amended, to the fullest extent permitted by law, by the votes set forth in the table below:

For	Against	Abstained
13,002,709	242,242	543,711

Proposal No. 7 - Incentive Plan Proposal: The stockholders approved the GigCapital2, Inc. 2021 Equity Incentive Plan (the “Incentive Plan”), including the authorization of the initial share reserve under the Incentive Plan, by the votes set forth in the table below:

For	Against	Abstained
13,478,631	274,936	35,095

Proposal No. 8 - The Election of Directors Proposal: The stockholders elected, effective at Closing, each of the nine nominees for director to serve staggered terms on the Company’s board of directors until the 2022, 2023 and 2024 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified, by the votes set forth in the table below:

Class I—Moshe Bar-Siman-Tov:

Votes FOR	Votes WITHHELD
13,760,853	27,809

Class I—Neil Miotto:

Votes FOR	Votes WITHHELD
13,756,411	32,251

Class I—Jerome Ringo:

Votes FOR	Votes WITHHELD
13,758,695	29,967

Class II—Dr. Raluca Dinu:

Votes FOR	Votes WITHHELD
13,745,082	43,580

Class II—Dr. Mariya Pylypiv:

Votes FOR	Votes WITHHELD
13,758,711	29,951

Class II—Nathan Locke:

Votes FOR	Votes WITHHELD
13,759,622	29.040

Class III—Dr. Avi Katz:

Votes FOR	Votes WITHHELD
13,748,120	40,542

Class III—Dr. Chirinjeev Kathuria:

Votes FOR	Votes WITHHELD
13,760,344	28,318

Class III—Agnès Rey-Giraud:

Votes FOR	Votes WITHHELD
13761,259	27,403

No other items were presented for stockholder approval at the Special Meeting

Item 7.01 Regulation FD Disclosure.

The information set forth below under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

On June 4, 2021, the Company issued a press release announcing the approval of the proposals related to the UpHealth Business Combination and Cloudbreak Business Combination at the Special Meeting. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release dated June 4, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2021

By:	/s/ Dr. Raluca Dinu
Name:	Dr. Raluca Dinu
Title:	Chief Executive Officer and President